Exhibit 10.1

DELAYED DRAW NOTE

THE PARTIES IN INTEREST HERETO HAVE AGREED THAT THIS NOTE SHALL BE TREATED AS A CONTINGENT PAYMENT UNDER TREASURY REGULATION 1.1275-4(c)(4) PROMULGATED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE INTEREST THAT ACCRUES ON THIS NOTE IS PAYABLE IN-KIND AND WILL EFFECTIVELY INCREASE THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE GREATER THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS, IN WHICH CASE THE ISSUER HAS RECEIVED, IF REQUESTED, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT SUCH EXEMPTION IS APPLICABLE.

PARTICLE DRILLING TECHNOLOGIES, INC.

10% SENIOR SECURED PIK NOTES DUE 2010

$340,000NEW YORK, NEW YORK

              March 3, 2009

PARTICLE DRILLING TECHNOLOGIES, INC. (the “Issuer”), a Nevada corporation, hereby promises to pay in full to the order of LC CAPITAL MASTER FUND, LTD. (the “Holder”) the principal sum of THREE HUNDRED AND FORTY THOUSAND DOLLARS ($340,000) (which amount shall be subject to adjustment as herein provided), together with Interest (as defined below) thereon as herein provided, in lawful money of the United States on the terms and subject to the conditions set forth in this promissory note (this “Note”).

This Note is one of a duly authorized issue of notes of the Issuer designated as its 10% Senior Secured PIK Notes Due 2010 (herein called  the “Notes” and each, individually, a “Note”), issued in an aggregate principal amount limited to $1,200,000 plus Interest thereon pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of February 11, 2009, entered into by and among the Issuer, Particle Drilling Technologies, Inc., a Delaware corporation and a subsidiary of the Issuer, the Purchasers named therein and LC Capital Master Fund, Ltd., as Agent of the holders of securities issued thereunder. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Purchase Agreement.

1. Payments of Principal.  Except as otherwise provided in Section 3, all unpaid principal, fees and accrued and unpaid Interest on this Note shall be due and payable in full in cash on the earlier of (a) March 3, 2010 or (b) the termination or abandonment of that certain agreement, dated as of December 2, 2008 entered into by and between the Issuer and Shell Exploration & Production Co. (such date, the “Maturity Date”).

2. Interest.

(a) The Issuer promises to pay interest (“Interest”) on the unpaid principal amount of this Note to the Holder, in the manner hereinafter provided, computed on the basis of a 365- or 366-day year, as appropriate in light of the actual number of days in any applicable calendar year, at the rate of TEN PERCENT (10.0%) per annum (as adjusted from time to time as provided in this Section 2(a), the “Interest Rate”).  Notwithstanding the foregoing, if the Interest Rate payable under this Note is limited by applicable Law, then the Interest Rate shall be the lesser of (i) the rate provided for in this Note and (ii) the maximum rate permitted by applicable Law.  Interest shall be payable quarterly in arrears on the Maturity Date, on any other date that all principal amounts of the Notes shall be due and payable, and on the last Business Day of each March, June, September and December of each year, commencing on  March 31, 2009 (each date upon which interest shall be so payable, an “Interest Payment Date”). Interest shall accrue from the most recent Interest Payment Date or, if no Interest Payment Date has yet occurred, from the date on which this Note was issued.

(b) On each Interest Payment Date, the outstanding principal amount of this Note shall be automatically increased by the amount of Interest to be paid on such Interest Payment Date, which Interest shall be payable in arrears.  If the payment of Interest by addition to the principal amount of this Note in the manner set forth in the immediately preceding sentence shall for any reason be prohibited by applicable Law on any Interest Payment Date, the Issuer shall instead deliver to the Holder an additional promissory note (a “PIK Note”), containing substantially the same terms and conditions as are set forth herein, in an aggregate principal amount equal to the Interest due on this Note as of such Interest Payment Date.

3. Redemption.  This Note is subject to prepayment at the option of the Issuer at the times and on the terms specified in Section 4 of the Purchase Agreement, but not otherwise.

4. Payment Terms.

(a) All payments of principal of, and cash Interest upon, this Note shall be made by the Issuer to the Holder in immediately available lawful money of the United States by wire transfer to the account or accounts designated by the Holder from time to time.  All payments under this Note shall be made without withholding, defense, set-off, counterclaim or other deduction.

(b) Payments, redemptions and prepayments made to the Holder by the Issuer hereunder shall be applied first to expenses recoverable under Section 14.01 of the Purchase Agreement, then to accrued Interest and then to principal.

5. Events of Default.  Upon the occurrence of any Event of Default specified in Section 11.05 of the Purchase Agreement, the principal amount of this Note, together with any Interest thereon, shall automatically become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Issuer).  Upon the occurrence and during the continuance of any other Event of Default specified in Section 11 of the Purchase Agreement, the Holder may, by written notice to the Issuer, declare the principal amount of this Note together with any Interest thereon to be due and payable, and the principal amount of this Note together with any such Interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Issuer).  Following any such demand, the Issuer shall immediately pay to the Holder all amounts due and payable with respect to this Note.

6. Security; Ranking; Relationship to Operative Agreements.

(a) This Note is a senior secured obligation of the Issuer, secured by a first lien perfected security interest in all of the assets and property of the Issuer as provided in the Security Documents.

(b) This Note shall in all respects rank pari passu with all other Notes issued pursuant to the Purchase Agreement and all Notes issued upon transfer of or exchange for this Note and such other Notes and shall rank senior in right of payment to all other Indebtedness of the Issuer.

(c) This Note is entitled to the benefits provided by the Purchase Agreement and the Security Documents.

7. Amendments; Waivers.  This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Issuer and the Holder or any subsequent holder hereof.

8. Transfer; Registration of Transfer and Exchange; Transfer Notes.  The Holder may sell, assign, transfer or otherwise dispose of this Note (or any portion thereof), subject to compliance by the Holder of applicable law.

9. Governing Law.

(a) THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS NOTE, THE ISSUER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE ISSUER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUER AT ITS ADDRESS SET FORTH BELOW ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR ANY OF ITS SUBSIDIARIES IN ANY OTHER JURISDICTION.

(b) THE ISSUER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) THE ISSUER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be executed and delivered by its duly authorized officers as of the date and year and at the place first above written.

PARTICLE DRILLING TECHNOLOGIES, INC.

By:	/s/ Jim B. Terry______________
Name:	Jim B. Terry
Title:	Chief Executive Officer